ChinaNet Online Holdings, Inc. (Nasdaq:CNET)

December 2012 Presentation

Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of ChinaNet Online Holdings, Inc., which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including business uncertainties relating to government regulation of our industry, market demand, reliance on key personnel, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission. These forward-looking statements are based on ChinaNet's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting ChinaNet will be those anticipated by ChinaNet. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. ChinaNet undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investment Summary

Ticker Symbol	NASDAQ: CNET
Fiscal Year	December 31
Stock Price （December 10, 2012）	$0.81
Weighted average common shares outstanding:(1)	22.19M
Market Capitalization （as of market close on November 16, 2012）	$17.97M
Management Ownership	35.4%
Revenue 3Q 2012 (unaudited)	$10.29M
Net Income attributable to ChinaNet Online Holdings, Inc. 3Q 2012 (unaudited)	$1.22 M

(1) Weighted average share count will vary from quarter-to-quarter due to GAAP Treasury Method accounting for warrants and options outstanding. As of September 30, 2012, the Company had 2.4 M warrants outstanding with a weighted average exercise price of $3.52 and 0.94 M options outstanding with a weighted average exercise price of $1.42.

Company Profile


Online
中网在线

Head office: Zhongguancun Beijing

Founded: 2003

U.S. Legal Counsel: Loeb & Loeb

P.R.C. Legal Counsel: Han Kun Law Offices

Auditor: Marcum Bernstein & Pinchuk

US Investor Relations: MZ Group

Website: www.chinanet-online.com

Online 中网在线

Executive Summary

We use technology to consolidate information from a variety of sources and then analyze that information to create real-time sales leads on daily basis to help businesses expand their sales in China and help entrepreneurs find the right businesses in which to invest.

Revenue Model

We estimate that our potential consists of over 4 million micro to small and medium sized businesses which need internet based sales channel expansion solutions. There are three parts of our main sources of income:

Sales Channel Promotion
（Main）

- Pay per leads (PPL)；
- Pay per bidding（PPB)；
- Membership fee (MF)；
- Other value added services (VAS)；
- Other media services, e.g. TV and Mobile.

Sales Channel Building
（Developing）

- Revenue sharing on offline sales channel building, pay per sales (PPS)；
- iMAP brand management solutions；

Sales Channel Management
（Future development ）

- Revenue per usage volume；
- Point of sales (POS）；
- Supply chain management；
- Elite CRM；
- Business process (OA)；

ChinaNet

ChinaNet uses four service platforms built on cloud-based technology to provide information to help SMEs with their sales channel promotion, building and management. It provides a one-stop turn key solution to help businesses to reduce costs and time.

Sales Channel Promotion	Sales Channel Building	Sales Channel Management
SNS Platform A&M Platform	BMSCB Platform	Management Tools Platform

Online 中网在线

ChinaNet Strategic Service Mode


Providing integrated SMEs and
entreprenurial service and solution
Small to Medium Business
Business Center
BMSCB Platform
3
SNS Information Platform
1
Precise Matching
Entrepreneur Center
Entrepreneurs
4
Management Tool Platform
2
A&P Platform

4 Information and Service Platforms

SNS, A&M, BMSCB and Management Tool

Sales Channel Promotion		Building	Management
SNS	A&P Platform	BMSCB Platform	Management Tool Platform
CHUANGYE.com 创业网	连锁网 LianSuo.com 精品连锁项目大全 28商机网 搜易网 致富网	IMAP 品牌咨询 Zhao Shang Ke 招商客	Flying cloud 飞腾云

A combination of the global perspective and insight into the franchise industry

China
Beijing
Shanghai
Quanzhou
Guangzhou
Wuhan
Taiwan
Hong Kong
USA



Macro Growth Factors

- China economic transition, the pace of urbanization continues, the franchise/distribution/dealership industry will be entering a high-growth period.
- Chinese overall economic growth leads to SMEs continue to increase (at least 2 to 3 times growing space), business demands are constantly growing.
- The growing space of the internet users' penetration rate drives the expansion of the Internet marketing market scale.
- China is gradually transforming into the tertiary industry: service and franchise demands will rapidly grow. From 2011,we anticipate that CAGR will be 10-12% in the next five years.

1% increase in the urbanization rate in China would trigger US$23 billion of domestic consumption and US$91 billion housing consumption.

To meet the consumer demands need, standardized management services for chain stores/franchises



Rural population
Urban population
农村人口
城镇人口
Urban population more than the rural population in 2013
10
9
8
7
6
5
4
2009
2010
2013
2015
2020

Urban population growth over 350 million (in people)

Source：National Bureau of Statistics

The growth of the modern supply system will lead to more modern consumption behavior and advance the development of the service-oriented industry


Projected modernization rate of
Chinese domestic supply channel
In thousand
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
CGAR 20%
CGAR12.5%
2000
2005
2010
2015

Source：National Bureau of Statistics

The Number of SMEs in China



2002-2012 SMEs overall number
6500
5200
3900
2600
1300
0
7.3% 10.9% 8.4% 11.2% 9.6% 8.5% 7.9% 7.7% 7.3% 7.3%
2199 2359 2615 2836 3152 3453 3747 4042 4355 4672 5011
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011e 2012e
Total number of SMEs in China (10K)
Growth rate (%)

（Source：iResearch inc research report 2010）

The Growth of Small Business Industry in China

Compared : 2.3 times growing space with Taiwan, more than 3.8 times with U.S., 5.6 times with Italy, we estimated that SBs industry has at least 2.3-5.6 times growing space.

1. Italy is known as developed SBs in the world. In Italy, every 8 people has 1 SBs.
2. In U.S.A, every 12 people have 1 SBs.
3. In Taiwan, every 20 people have 1 SBs.
4. In China, every 45 people have 1 SBs.


Person / Number of enterprise
5.6 times
3.8 times
2.3 times
8
12
20
45
Italy
USA
Taiwan
China

Online 中网在线

China Internet Advertising Segmentation and Related Market Size and Forecast


Portal website advertising
Searching engine advertising
Video website advertising
Ad alliances advertising
SNS advertising
496.2
380.1
290.0
212.2
154.4
108.3
70.1
50.8
31.2
27.3
158.4
144.0
137.0
131.5
108.9
89.9
74.9
60.2
48.3
66.1
40.6
23.2
15.3
10.6
2007
2008
2009
2010
2011e
2012e
2013e
2014e
2015e

Source：DCCI China internet research 2011

中网在线 Online

The Conclusion of Total Market Size

- We estimate that our target customer base is over 400,000 small businesses; growing at an estimated CAGR of more than 15% over the next 5 years:
- These 400,000 customers have an average annual sales over 1 million in USD. If they pay US$15,385 for sales channel expansion related services per year (2% of total sales), the target market size to ChinaNet is:

US$6 billion (2011) → US$12 billion (2016)

- A payment of US$15,358 assumed that a majority of fees are paid for sales channel promotion services on internet

We believe that only ChinaNet is focusing on small businesses

Online 中网在线

Competitors and their Associated Websites - as of 11.19.12

Classification	Web Portal	IP (Daily avg.)	PV (Daily avg.)	ALEX Ranking	Baidu Index	Attraction Index
ChinaNet	28.com（2003）	168,000	1,831,200	2,985	104	10.9
	Liansuo.com（2011）	57,000	866,400	10,078	66	15.2
	Chuangye.com（2011）	52,800	1,003,200	9,521	2294	19
	Sooe.cn (2011)	94,200	1,978,200	10,004	64	21
Direct Competitor	78.cn	77,400	1,702,800	6,820	816	22
	3158.com	61,200	593,640	16,155	271	9.7
	Jiameng.com	72,600	1,669,800	6,731	216	23
	Jmw.com.cn	132,000	3,366,000	4,032	437	25.5
	51jam.com	16,800	85,680	50,203	91	5.1
Potential Competitor	Entrepreneur	456,000	843,600	1,973	810	1.85
	Alibaba（entrepreneur）	6,168,000	60,384,720	81	2471	9.79

ZW Online 中网在线 Note: The IP and PV of Alibaba is consolidated, including entrepreneurial channels

The Competitor Positioning and Revenue Model

Type	Website	Revenue Model	Positioning or target
ChinaNet	28.com	Advertising, contest price promotion	AD exhibition platform
	Liansuo.com	Advertising, member ship, contest price promotion	Quality SMEs internet marketing and advertising portal
	Chuangye.com	TBD	Entrepreneurial SNS
	Zhaoshangke	Outsourcing investment	Expert of building channel
Direct competitors	78.com	Advertising	Investment Ad and Information Corner
	3158.com	Advertising	Ad exhibition platform
	Sooe.cn	Advertising	Franchise portal
	Jiameng.com	Advertising	Franchise portal
	Jmw.com	Advertising	Franchise portal
	51jam.com	Advertising	Franchise portal
Potential competitors	Entrepreneur	Magazine, activities, advertising	Entrepreneur and VC's information platform
	Alibaba	Advertising, collaboration with other entrepreneur sites	Entrepreneur platform

ZW Online 中网在线

Comparative Analysis of Competitive Strength

Item \ Name	ChinaNet	Competitors
Brand and the strength of the company	• US Public-Listed company with strong financial strength, brand value and good business reputation • Nominated as *Deloitte Touche Tohmatsu Limited's ("DTTL") 2011 Technology Fast 500 Asia Pacific Rankings*	• Not- listed companies, the weaker brand value;
Most experienced business and operation professionals	• Practical operational experience with managing 56 branded small business in a variety of industries • The key management personnel has more than 10 years of successful experience	• Started up as consulting industry, and operational time is short; • Business experience is less, unable to find the end customer.
Market model	• The first brand expo park, creating branded business opportunity shopping mall • Save entrepreneurs time and money	• No template the market; • Entrepreneurs need to spend a lot of time and expense to examine the model of the market
Business review mechanism	• Rigorous business review mechanism, on a very selective basis and regulation • Ensure the quality partnerships, e.g. franchise	• Mix of good and bad business, does not undergo a rigorous review; • Potential lead to a sharp decline in the survival rate of a franchise

(Source: House of webmaster)

ChinaNet Integrated One-stop Service

Sales channel promotion, building and management



自有资源
合作资源
信息导入
流量导入
信息导出
Entrepreneurial Pioneers
Official Weibo
Mobile APP
连锁网
创业网
28商机
致富网
搜易网
Portal
Search Engine
TV Media
Newspapers and Magazines
Sales Leads
Brand Management
IMAP 品牌咨询
招商客
Channel Building
Information Analysis
Screening Assessment
Precise Matching
Contract Execution
Successful Signing
Business management

Chuangye.com: SNS

Community of entrepreneurs

www.chuangye.com

A platform focuses on LINKING entrepreneurs & PROVIDING services to entrepreneurs.

Social Network Services Information Platform's core purpose is to LINK&SERVE the entrepreneurs and provide business information for owners of small to medium business. The network covers the users of all business stages. They can share their opinions, thoughts, entrepreneurial experience, resources as well as success. It is the result of the power of entrepreneurship and social networking. Through information exchange, we aim to create an honest business platform, gathering the most and the best business entrepreneurs in China.

Liansuo.com: A&M

Premier (small-medium to medium-large) franchise/business Listing

连锁网 LianSuo.com 精品连锁 项目大全

www.liansuo.com

Premier Franchise Ventures Listing

Liansuo.com is a web portal, under A&M platform, collecting premier franchise or similar business opportunity globally. We echo our premier management ideas for SMEs on a membership service basis, while providing entrepreneurs convenient methods to find their suitable franchise or other business opportunity.

Our premier franchise or other forms of business opportunity include companies with State Franchise Certificate, Member of China Chain Store & Franchise Association, International franchise, Taiwan franchise, public company franchise and some new franchise. Together, they are an encyclopedia with a variety of high-quality of business opportunities. Users can divide and research different elite business opportunities according to its specialties and start business with certainty.

28.com: A&M

Small to small-medium franchise/business Listing

28商机网

www.28.com

Small to Small-Medium Franchise/Business Listing

28.com's core product includes Gold Digging (Taojin) list and other value-added services, including news/media marketing, media leveraging, internet information management, SEM (also available to other portals) and others to assist small and medium to expand their businesses throughout China, with an average independent daily IP visit of 200K, 3,700th ranking by Alexa globally and 430 domestically, while generating over 10,000 qualified sales leads (PPL) daily.

Sooe: A&M

Advertising exhibition platform of small and micro businesses in China

搜易网 www.sooe.cn

www.sooe.cn

Advertising exhibition platform of small and micro businesses in China

With the core product in www.sooe.cn & 588.sooe.cn, such as advertising group exhibitions, news marketing , media bidding, and SEO services , Sooe established a comprehensive and diversified network advertising platform through business planning, packaging and other marketing tools for customers in 7 years . The platform's average daily traffic is more than 70K; international network ranking is top 5,000 and domestic ranking is 1,000. Sooe is the traditional advertising exhibition platform of small and micro businesses in China.

Zhifuwang.cn: A&M

Clever cloud optimizer -search engine optimization system

致富网

zhifuwang.cn

www.zhifuwang.cn

Clever Cloud Optimizer -search engine optimization system

Clever Cloud Optimizer is an automated price adjustment platform developed internally by ChinaNet's technical team that allows users to optimize their online search advertising campaigns. Based on Google's AdWords and Baidu's search promotion application programming interface (API), Clever Cloud Optimizer helps users manage large, complex online search accounts and campaigns more efficiently. In addition, businesses can use this value-added tool to analyze customer's search history in order to run more targeted sales promotions.

Micro-Sell 360: A&M

SNS sales+marketing system

- Content presented in theme discussion and activities

- Associate customer accounts with star accounts or opinion leader accounts and implement viral transmission
- Supported by the accurate analytical system


Communication point 交流
Connection point
Conversion point
Selling point
微麦360

- Connect with enterprise websites and E-commerce websites
- Transform sales information to interactive contents and circulate advertisements

Utilize the Weibo-centered SNS platforms and interact with target consumer groups

One-stopped Sales Channel Building Service: BMSCB

ChinaNet to help expanding the sales channel for SMEs

Branding → Sales Channel Building → Standardization

IMAP

iMAP-professional brand management and promotion team

Commercialization

Brand optimization and standardization, help enterprises build branding channels

招商客

Zhaoshangke-Expert of building sales channel in China

Matching the data with the entrepreneur center, provide information and opportunities for enterprises to select the finest channel participators

Cloud-Cloud channel management system

Help enterprises to manage the consumer database and supplier database, and support the promotion activities, further facilitated the terminal joint sales and marketing activities across brands through the system.

iMAP: BMSCB

Customer's professional business opportunities and brand consultant

- Advantages measurement of enterprise development
- Business model review
- Competitive Analysis
- Visual asset test
- Report of opportunity and discover
- Brand positioning


探索 Investigation
模式化 Modulization
推广 Promotion
应用设计 Application & design
iMAP

- Brand Identity Design
- The brand visual specification manual
- The store design specification manual
- The sales process specification manual
- Senior corporate training courses
- Brand recognition perform Training
- Brand culture training of internal employee

- Product packaging design
- Model shop design
- Brand, product promotional materials design
- Channels promotion supervisory and management consultation

- Network media agency services
- Enterprise-level brand image campaign
- New products launching activities
- Store promotions
- Planning and implementation of activities
- Cross-industry alliance

Online 中网在线

Zhaoshangke.com: BMSCB

Screenshot of Zhaoshangke home page


Zhao Shang Ke
招商客
让企业渠道建设更快、更准、更省、更优!
咨询热线:010-57266323
人才招聘
首页
渠道建设
招商咨询
服务团队
媒介资源
品牌博览基地
客户案例
如何合作
快速建立营销渠道
快
FAST
招商动态:
招商客公司介绍
招商客新闻动态
经典案例展示
iCarus

Flying Cloud: Management Tools

Cloud-based Management Service Platform Designed for small & medium businesses

www.feitengyun.com

A Cloud-based Management Service Platform

Flying Cloud is a cloud-based management service platform designed specifically for enterprises, which has been developed by professional technical teams from China, United States and Taiwan. Through four cloud-based sub-platforms, Flying Cloud helps SMEs manage their sales channels more efficiently.

Flying Cloud: Management Tools

Enterprise Cloud Management Service Architecture

- According to building the high-performance sales cloud of Flying Cloud, to improve sales efficiency and the effectiveness of the sales.

- Enterprises need to manage various essential partnerships: partners, suppliers, distributors ...



销售云
供应云
管理云
服务云

- Flying Cloud Management Cloud is flexible and easy-to-use, well-designed to meet your internal and business management needs.

- Service cloud solutions of Flying Cloud transfer your after-sales service management into strategic asset, your agency ...

Online 中网在线

Flying Cloud: Management Tools

Sales Assistant APP showcase


买卖助手
二维码扫描区域
Done
new1.pdf

Login

Two-dimensional code to obtain the goods information

Entry the new product

Commodity stocks

Goods in shopping cart

Store receipts (printable)

This system can record the latest good QR Code through an iPhone, and print bills by AirPrint technology. This system is used instead of the traditional POS machines and scanning equipment, and easily solves commodities management and sales of small and medium franchises.

ChinaNet Internet Marketing Technology

Highlight product advantages
Promote product sales

Designed to create the appropriate network products to help Marketing;
Improve product awareness

Increase brand awareness
Reputation and media exposure
Improve product reputation

To matching the precision and viscosity customers after customer market strategy
To strengthen user adhesive degree



Use of advertising
Strategy
Event Marketing
Public Relations
Activity Marketing
Network Marketing
Brand Product User
Peer competition Pressure
Product channel pressure
Old brand pressure
The pressure of the new
Consum er pressure
The pressure of public opinion

To enhance users' communication and access to Internet users participation，
pay attention to user communication

Word of mouth among users,
Create brand awareness while shaping reputation
Establish a brand image

Operation Exhibition of The Chain Industry

Exhibition business of Liansuo.com

- China Chain Operation Association official webcast partner
- Promoting cooperation partners of Taiwan franchising Association
- International Franchise Association partners has been invited to the exhibition




2011


连锁网
NO.1



Innovative and Exclusive Media Resources

Some of the TV and print media strategic partners

- Thousands of online media resources, over 500 newspaper and magazine medias
- Rich TV media resources；

Innovative and Exclusive Media Resources

Some of the online strategic partners

- Advertising on Baidu, as well as other sites Keywords, SEO optimization, streaming audio / video, soft paper and so on, the spending has been well over millions per year;

Research and Development- Creating Entry Barrier

Data Analysis

- We understand on our users' needs, market changes and trends, because we have developed one of the most advanced massive data sorting tools and advertising effect monitoring and supervision platform.

- This platform focuses on providing such services as user analysis, source analysis, user behavior analysis, advertising effect analysis, visit target effect analysis and other data analyses.

- Lower the cost of advertising and marketing : Using API from Baidu, and AdSense API from Google decreased 30% of our price bidding promotion cost.



Online 中网在线

Exhibition of Technology

Enterprise member management center page of Liansuo.com


400-816-2676
推广效果
流量及留言统计
连锁公告
法律法规
行业资讯

Samples of Clients

KENJMI Leather Goods

Lolita Makeup & Accessories

Liqing DaBieShan Goose Hotpot Restaurant

Metile

FengBoZhuang Restaurant

SUPWAVE Car Care

Fei Ku Wu Rao Men's Clothing

Toe Dance Slipper Retail Store

LuYan Tea

JinDingXuan

Veken home textile

Life Style lighting fixture

Scared Face

Zhen Ganjue Win

Tong Que Tai

International Youth Innovation Games

Summary

- The world's first B2B Internet technology company providing value-added information for O2O (online to offline) sales channel expansion service and LINKING services to entrepreneurs

- Our core competence is the consolidation of existing all-angle information resources by means of technology, and with technology, we combine them, analyze them and use them to help enterprises to expand in China. With the Internet, we conduct sales channel marketing and promotion by means of (PPL, PPB & PPS) and also establish offline sales channels building for them. Our technology and database will evolve to create competitive advantages with entry barriers, and hence, make long-term growing and recurring income

- Simple business and revenue model while providing brand management sales channel building services to domestic and foreign SMEs in China

- China's national economic policy and its demands of SME (small business) transformation are growth drivers for ChinaNet

- Founded the "Entrepreneurship Fund for Chinese College Students", supported by six government agencies in China, which will make resources available to directly attract future successful entrepreneurs as well as SMEs

Future Strategic Expansion

Sales Channel Promotion
（Main）

- Pay per leads (PPL)；
- Pay per bidding（PPB)；
- Membership fee (MF)；
- Other value added services (VAS)；
- Other media services, e.g. TV and Mobile.

Sales Channel Building
（Developing）

- Revenue sharing on offline sales channel building, pay per sales (PPS)；
- iMAP brand management solutions；

Sales Channel Management
（Future development ）

- Revenue per usage volume；
- Point of sales (POS）；
- Supply chain management；
- Elite CRM；
- Business process (OA)；

2013-2015

From 2,000 to 35,000

ASP:

USD$1,800-$2,500

2014-2018

From 70 to 5,000

ASP:

USD$35,000-$55,000

2015-2020

From 60 to 10,000 (200 stores per customer)

ASP: (per store)

USD$700-$1200

Online
中网在线

ChinaNet 2012-2017

We have offices in six provinces :

Beijing,
Fujian,
Zhejiang
Guangzhou
Shanghai
Hubei



HEILONGJIANG
JILIN
XINJIANG
GANSU
NEIMENGGU
QINGHAI
XIZANG
JIANGSU
ANHUI
CHONGQING
HUNAN
FUJIAN
YUNNAN
GUANGXI
AOMEN
HAINAN

The offices will be expanded to 12 major cities in 3-5 years

Online 中网在线

Mr. Handong Cheng
Chairman and Chief Executive Officer



Recent work

Since ChinaNet Online Holdings,Inc. successfully listed in the United States on 2010, Mr. Cheng presides over the work of the Board of Directors, and is responsible for the guidance and monitoring of the company's strategic planning, positioning, M&A, and other important matters.

Work experience

As the founder of ChinaNet, Mr. Cheng has been serving franchise industry and advertising media industry for more than 10 years. In 2003, he participated in the establishment of Beijing ChinaNet On-line Advertising limited and Business Opportunity Online (Beijing) Networking Technology Ltd. (www.28.com) engaged in operational, administration and management area. He won the title with "Top Ten China Planning Person" from China Plan Association in 2006 as well as "2006 China Internet Annual Innovation Person". He also has been elected as members in Internet Council in 2007. Under Mr. Cheng leadership, ChinaNet as a provider with network technology solutions, media services and marketing service, has developed into a pioneer in the industry.

Personal Background

Mr. Cheng received a Law Degree from Wuhan University in 1993, and Executive Master of Business Administration from Guanghua Management School, Peking University, Beijing, China.

Now Mr. Cheng is the founder and chairman of ChinaNet Online Holdings. He has been serving franchise industry and advertising media industry for more than 10 years, and opened the era of the Internet franchise. In 2006,Mr.Cheng won the title of "Top Ten Chinese planning figures" of Planning Association, "Chinese Internet Innovation People of the Year " and many other honors.

Mr. George Chu
Chief Operating Officer and Secretary



Recent work

Mr. Chu is currently Chief Operating Officer of ChinaNet and Secretary of the Board, has overall responsibility for the Group's strategic development, market expansion, senior management, capital operation and investor relations.

Work experience

Mr. Chu joined ChinaNet in May, 2010. Prior to joining ChinaNet, Mr. Chu served as the head of the Beijing and Hebei operations for Dachan Food (Asia) Ltd. At Dachan, Mr. Chu led the professional sales team focused on diverse processed foods markets, having led a successful restructuring and strategic redirection of the sales team to achieve operational excellence. Mr. Chu also acted as chairman special assistant and was instrumental in the initial public offering of Dachan, and developed and led its investor relations program. Previously, Mr. Chu served as a business advisor to the Chinese Aviation and Space Industry Development Association (CASIDA) in Taipei, where he conducted strategic financial and business planning and analysis, and as a senior portfolio manager for asset management at the Royal Bank of Canada Financial Group.

Personal Background

Mr. Chu received a Bachelor of Business Administration degree, majoring in accounting & management information systems, from Simon Fraser University, British Columbia, Canada and this year is expected to receive his Executive Master of Business Administration degree from Guanghua Management School, Peking University, Beijing, China. He also has completed MBA and executive management and leadership education program and executive educations at Harvard Business School. At the same time, have the following status and qualification: CPA, MFDA, IDA, CPH, CSC

Online 中网在线

Mr. Zhenghong Yang
Chief Technology Officer



Recent work

Responsible for technical development of ChinaNet, focusing on the design and architecture of Flying Cloud and overall ChinaNet technology architecture.

Work experience

Mr. Yang worked at IBM. From 1999 to 2003, he was responsible for the design and architecture of China Telecom's billing system at IBM China Company. Beginning of 2003, Mr. Yang worked at the IBM Silicon Valley Laboratory in California, and he was responsible for IBM enterprise content management software and IBM's cloud computing platform design, development and implementation. He is a technical expert in IBM enterprise content management software and cloud computing platforms, presided over the private cloud architecture design of insurance industry and government sectors, as well as the IBM Smart-Cloud cloud computing platform. Mr. Yang also served as CTO of English Solutia Inc. from 1998 to 1999 (now: Treasure Island company, www.315.com.cn).

Personal Background

Mr. Yang Zhenghong has Master's Degree in Computer Science from the State University of New York at Stony Brook and Institute of Software of Chinese Academy of Sciences. Mr. Yang is the head of the next-generation Internet Access System National Engineering Laboratory of Cloud Computing Research Institute at Huazhong University of Science and Technology, and also a visiting professor at the Huazhong University of Science and Technology, these are the part of the books (since 2000):

1.Cloud computing and the Internet of Things (ISBN: 9787302266419), Tsinghua University Press, 2011

2.Objective-C Programming (ISBN: 9787302249313), Tsinghua University Press, 2011

ZW Online 中网在线

APPENDIX

Balance Sheet

	As of December 31,					As of September 30,
	2007 $('000)	2008 $('000)	2009 $('000)	2010 $('000)	2011 $('000)	2012 $('000) (unaudited)
Cash and cash equivalents	317	2,679	13,917	15,590	10,695	8,513
Accounts receivable, net	211	978	3,173	4,319	4,444	9,822
Other receivables, net	190	-	2,636	7,811	3,631	5,702
Prepayment and deposit to suppliers	419	4,072	4,111	3,325	15,360	12,037
Investment in and advance to equity investment affiliates	-	-	-	7,162	1,396	1,010
Property and equipment, net	164	678	1,355	2,010	1,902	1,654
Intangible assets, net	1	-	-	51	8,151	7,408
Goodwill	-	-	-	-	10,999	11,052
Total assets	2,242	8,813	25,764	41,996	57,282	58,452

Balance Sheet

	As of December 31,					As of September 30,
	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)	2012 US$('000) (unaudited)
Total liabilities	1,821	5,423	14,631	6,285	9,728	14,938
Preferred stock and common stock	-	10	20	20	22	22
Additional paid-in capital	515	603	10,574	18,614	20,747	19,998
Statutory reserves	67	304	372	1,587	2,117	2,117
Retained earnings	(193)	2,370	50	14,630	16,688	18,437
Accumulated other comprehensive income	32	103	117	930	2,132	2,287
Noncontrolling interest	-	-	-	(70)	5,848	653
Total equity	421	3,390	11,133	35,711	47,554	43,514

Income Statement

	5yr CGAR	2007 US$('000)	2008 US$('000)	2009 US$('000)	2010 US$('000)	2011 US$('000)
Sales Revenue	30.6%	7,570	21,508	37,724	41,587	28,731
COGS		(4,674)	(13,786)	(21,233)	(18,970)	(12,027)
Gross Profit	42.0%	2,896	7,722	16,491	22,617	16,704
Total Operating Exp.		(2,648)	(3,948)	(7,082)	(7,770)	(13,542)
Net Income from Total Operation	66.4%	248	3,774	9,409	14,847	3,162
Other Income（Exp.）		(59)	(12)	(4,510)	1,880	873
Income before income tax expense, equity method investment and non-controlling interest	84.4%	189	3,762	4,899	16,727	4,035
Income Tax		(405)	(962)	(880)	(352)	(1,035)
Net Income (GAAP)	395.8%	(216)	2,800	4,019	16,589	2,995
Net Income (Non-GAAP)	448.3%	(216)	2,800	8,444	14,728	4,955

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Cash Flows Statement

	Year ended December 31,					Nine Months Ended September 30,	
	2007 $('000)	2008 $('000)	2009 $('000)	2010 $('000)	2011 US$('000)	2012 $('000) (unaudited)	2011 $('000) (unaudited)
Net cash provided by (used in) Operating Activities	557	821	4,617	11,582	(603)	2,467	8,443
Net cash provided by (used in) Investing Activities	(103)	(497)	(930)	(9,373)	(6,084)	(4,467)	(3,116)
Net cash provided by (used in) Financing Activities	(238)	1,981	7,544	(767)	1,482	(226)	3
Effect of exchange rates changes	14	57	7	231	310	44	360
Net Change in Cash & Cash Equivalents	230	2,362	11,238	1,673	(4,895)	(2,182)	5,690

Increasingly International and Highly Educated Team


Supports
7.1%
Management
5.7%
21.6%
Marketing
Sales
56.0%
9.6%
Technology

- Total number of employees : 455;
- 95% with a bachelor degree or;
- 20% a master degree or above.

The Number of SMEs in China

The total number of SMEs in China reached 4,240 million in 2010, of which approximately 31.3 million is self-employed, the actual SMEs is about: 11 million;

Type	Number
Franchise Chain industry(including franchise and non-franchise)	About 10,000
Non-Franchise industry	About 11,000,000
fast-moving consumer goods industry.	About 50,000

Source：xinhua.com

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From the registered SMEs, we can see the geographical distribution pattern


35000
30000
25000
20000
15000
10000
5000
0
Guangdong
Jiangsu
Shanghai
Guangxi
Heilongjiang
Beijing
Henan
Jiangxi
Jilin
Tianjin
Fujian
Hebei
Zhejiang
Liaoning
Shandong
Shaanxi
Hunan
Guizhou
Anhui
Hubei
Shanxi
Sichuan

In China Association of Small and Medium Enterprises registered member, Guangdong, Jiangsu, Shanghai are top three

Source：China Association of Small and Medium Enterprises

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Case Study: COFCO

Intends to build their own channels empire

Self-built channel system	Channel	Focus
中粮 COFCO	Outlets + Brand flagship store	Focused on the first-tier cities;
	Co-operative store	Only on selected first-tier and most second tier cities
	Franchise	Third- and fourth-tier cities

In March 2011, COFCO opened own brand meat stores in Beijing, sales of products including raw meat, meat products, poultry products, and COFCO's Fortune oil, rice and other products.